UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): May 5, 2015

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the NeuroMetrix, Inc. (the “Corporation”) Annual Meeting of Stockholders held on May 5, 2015 (the “Annual Meeting”), the stockholders of the Corporation approved the Corporation’s Seventh Amended and Restated 2004 Stock Option and Incentive Plan (the “2004 Stock Option and Incentive Plan”). A description of the terms and conditions of the 2004 Stock Option and Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on March 30, 2015 and is incorporated herein by reference. Such description is qualified entirely by reference to the actual terms of the 2004 Stock Option and Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Corporation’s Annual Meeting was held on May 5, 2015 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

(b) Of the Corporation’s 8,519,151 shares of common stock issued and outstanding and eligible to vote as of the record date of March 13, 2015, a quorum of 6,350,598 shares, or 74.55% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

1.	Reelection of the following Class II directors of the Corporation, to hold office until the Corporation’s 2018 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his earlier resignation or removal.

	Voted For	Withheld Authority	Broker Non-Votes
Shai Gozani, Ph.D., M.D.	2,558,846	594,368	3,197,384
David Van Avermaete	2,542,246	610,968	3,197,384

After the meeting, David E. Goodman, M.D. and Nancy E. Katz continued to serve as the Corporation’s Class III directors for a term which expires in 2016 and Allen J. Hinkle, M.D. and Timothy R. Surgenor continued to serve as the Corporation’s Class I directors for terms which expire in 2017.

2.	Approval of the 2004 Stock Option and Incentive Plan which, among other things, increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 850,000 shares. The voting results were 2,072,303 votes for, 1,059,121 votes against, and 21,790 votes abstaining, with 3,197,384 broker non-votes.

3.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Corporation’s independent registered public accounting firm for the year ending December 31, 2015. The voting results were 6,233,995 votes for, 74,474 votes against and 42,129 votes abstaining, with no broker non-votes.

Item 9.01	Exhibits

Exhibit Number	Description
10.1	Seventh Amended and Restated 2004 Stock Option and Incentive Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement of NeuroMetrix, Inc. filed on March 30, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 5, 2015	/s/ THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer